UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  8/24/2022

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-38481

MO	43-0903811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	UMBF	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 24, 2022, UMB Financial Corporation (the “Company”) sent a notice to its directors and executive officers (the “Notice”) informing them of an upcoming blackout period (the “Blackout Period”) for all shares of common stock of the Company held in the UMB Profit Sharing and 401(k) Savings and ESOP Plan (the “Plan”). The Blackout Period is necessary to effectuate the replacement of the Plan’s current trustee/custodian and Plan administrator.  A copy of the Notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Blackout Period will begin on September 28, 2022 at 4:00 p.m. EST and is expected to end during the week beginning October 16, 2022.  During the blackout period, participants in the Plan will not be able to (i) change contribution rates or enroll in the 401(k); (ii) request and exchange (transfer) between investment options in the 401(k); (iii) change how contributions will be invested; (iv) request a loan or distribution that does not require paperwork; and (v) check 401(k) or ESOP balances.  The Notice additionally informed the directors and executive officers that, during the Blackout Period, they will be prohibited from engaging in certain transactions involving the Company’s equity securities.

During the Blackout Period and for the two year period following the ending date of the Blackout Period, Company shareholders or other interested parties may obtain, without charge, the actual beginning and ending dates of the Blackout Period from, and may direct other inquiries about the Blackout Period to, Mr. John Pauls, UMB Financial Corporation, 1010 Grand Boulevard, Kansas City, MO 64106, telephone number (816) 860-7889.

Item 9.01    Financial Statements and Exhibits

99.1	Notice to Directors and Executive Officers of UMB Financial Corporation Concerning Blackout

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION
By:	/s/ Ram Shankar
Ram Shankar Chief Financial Officer

Date: August 25, 2022